Filed Pursuant to Rule 497(e)
1933 Act File No. 333-171360
 1940 Act File No. 811-22509

LOCORR INVESTMENT TRUST

On behalf of LoCorr Market Trend Fund, a series of LoCorr Investment Trust. (the “Trust”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated May 23, 2016, to the Prospectus for the LoCorr Investment Trust, which was filed pursuant to Rule 497(e) on May 23, 2016.  The purpose of this filing is to submit the 497(e) filing dated May 23, 2016 in XBRL for the applicable LoCorr Fund.
The XBRL exhibits attached hereto consist of the following:
Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE